MANAGERS TRUST II

		MANAGERS BALANCED FUND, MANAGERS HIGH YIELD FUND AND
 				MANAGERS FIXED INCOME FUND
			(each a "Fund" and collectively the "Funds")

				Supplement dated May 19, 2004
			   to the Prospectus dated April 1, 2004
			     (as supplemented April 26, 2004)


The following information supersedes any information to the contrary relating to the Funds contained in the Funds' Prospectus dated April 1, 2004 (as supplemented April 26, 2004):


Management of the Funds - Subadvisors:
--------------------------------------

Effective May 18, 2004, Loomis, Sayles & Co. ("Loomis"), located at One Financial Center, Boston, Massachusetts, replaced 40|86 Advisors, Inc. ("40|86") as Subadvisor to Managers High Yield Fund and Managers Fixed Income Fund. Loomis also replaced 40|86 as Subadvisor for the fixed-income portion of Managers Balanced Fund.

As of March 31, 2004, Loomis had approximately $56.3 billion in assets under management. Daniel J. Fuss leads each of the investment teams at Loomis that manage each of the Funds. He is a portfolio manager for, and a Managing Director of, Loomis, Sayles, positions he has held since 1976.

All references to 40|86 and the Subadvisor under the headings "Managers Balanced Fund"Principal Investment Strategies", "Managers Balanced Fund"Portfolio Management of the Fund", "Managers High Yield Fund" Principal Investment Strategies", "Managers High Yield Fund"Portfolio Management of the Fund", "Managers Fixed Income Fund"Principal Investment Strategies" and "Managers Fixed Income Fund"Portfolio Management of the Fund" shall now refer to Loomis.


Managers Fixed Income Fund
--------------------------

The following replaces the last two sentences in the second paragraph under the heading of "Principal Investment Strategies" on page 30:

While the Fund may purchase debt securities of any maturity, the Subadvisor anticipates that the average life of the portfolio (the average amount of time until the receipt of principal) will range between 7 and 15 years. The average maturity of debt securities in the Fund's portfolio may, however, be shorter or longer depending on market conditions.



May 19, 2004